Exhibit 10.9
OVERVIEW OF TVA’S SEPTEMBER 26, 2003, LEASE AND LEASEBACK OF CONTROL,
MONITORING, AND DATA ANALYSIS NETWORK WITH RESPECT TO TVA’S TRANSMISSION
SYSTEM IN TENNESSEE, KENTUCKY, GEORGIA, AND MISSISSIPPI
On September 22, 2003, TVA entered into four substantially similar Participation Agreements among various parties which led to closing of four substantially similar lease and leaseback transactions on September 26, 2003. Each of the four lease and leaseback transactions covered an undivided interest in the Control, Monitoring, and Data Analysis Network. The four lease and leaseback transactions accounted for the entire Control, Monitoring, and Data Analysis Network. The following material contracts with respect to this transaction are set out as follows:
The September 22, 2003, Participation Agreement is set out in Exhibit 10.10.
The September 26, 2003, Network Lease Agreement is set out in Exhibit 10.11.
The September 26, 2003, Head Lease Agreement is set out in Exhibit 10.12.
The September 26, 2003, Leasehold Security Agreement is set out in Exhibit 10.13.